SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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ING INVESTORS TRUST

(Name of Registrant as Specified in Its Charter)

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INFORMATION STATEMENT

April 6, 2011

ING INVESTORS TRUST

ING T. Rowe Price International Stock Portfolio

(Formerly, ING Marsico International Opportunities Portfolio)

Toll Free: (800) 366-0066

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

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DISCUSSION OF THE INFORMATION STATEMENT

This Information Statement is being furnished in connection with, effective January 21, 2011: (1) the appointment of T. Rowe Price Associates, Inc. (“T. Rowe Price”) as the sub-adviser of ING Marsico International Opportunities Portfolio (“Portfolio”); (2) the appointment of T. Rowe Price International Ltd. (“TRPIL”) and its Tokyo branch office, T. Rowe Price International Ltd. Tokyo Branch (“TRPIL-Tokyo”) as additional “sub-sub-advisers” to the Portfolio; and (3) the implementation of a sub-advisory agreement for the Portfolio with T. Rowe Price, a sub-sub-advisory agreement with TRPIL (“TRPIL Sub-Advisory Agreement”), and an investment management delegation agreement with TRPIL-Tokyo (“TRPIL-Tokyo Investment Management Sub-Delegation Agreement”). The Portfolio is a series of ING Investors Trust (“Trust”). In connection with the sub-adviser change, the Portfolio was renamed “ING T. Rowe Price International Stock Portfolio,” and the investment strategies were changed.

The Portfolio had been sub-advised by Marsico Capital Management, LLC (“Marsico”) since its inception on April 29, 2005. The Portfolio has experienced net redemptions during 2009 and 2010 and has experienced relatively high performance volatility. At meetings held on September 30, 2010 and November 18, 2010, due to concerns about the Portfolio’s investment performance and its long-term viability on the ING-affiliated platforms on which the Portfolio is offered, Management recommended and the Board of Trustees (“Board”) of the Portfolio approved the appointment of T. Rowe Price, TRPIL and TRPIL-Tokyo as the Portfolio’s sub-advisers to replace Marsico.

T. Rowe Price was founded in 1937 and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company and is registered with the SEC as an investment adviser. T. Rowe Price’s principal address is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2010, T. Rowe Price’s assets under management were $482 billion.

On September 30, 2010, the Board approved a new sub-advisory agreement between Directed Services LLC (“DSL”), the Portfolio’s investment adviser, and T. Rowe Price (“T. Rowe Price Sub-Advisory Agreement”). A copy of the T. Rowe Price Sub-Advisory Agreement is attached to this Information Statement as Appendix A. In addition, at a meeting held on November 18, 2010, the Board approved the appointment of TRPIL and TRPIL-Tokyo as additional sub-advisers and the implementation of two sub-sub-advisory agreements with these entities with respect to the management of the Portfolio (“TRP Foreign Sub-Advisory Agreements”). The appointment of TRPIL and TRPIL-Tokyo was necessitated because T. Rowe Price determined to sub-delegate certain portfolio management services for the Portfolio to TRPIL and TRPIL-Tokyo. . TRPIL, a U.S.-registered investment adviser, is a United Kingdom company and provider of investment management services. TRPIL was formerly named T. Rowe Price Global Investment Services Limited. T. Rowe Price has engaged TRPIL to provide investment advisory services with respect to the Portfolio’s international investments excluding investments in Japan. TRPIL-Tokyo is an international branch office of TRPIL, and was formerly named T. Rowe Price Global Toshi Komon. T. Rowe Price has engaged TRPIL-Tokyo to provide investment advisory services with respect to the Portfolio’s investments in Japan.

Pursuant to the International TRP Affiliate Sub-Advisory Agreements, TRPIL and TRPIL-Tokyo will be operating under the direct supervision of T. Rowe Price and the oversight of the Board in connection with providing investment advisory services to the Portfolio. T. Rowe Price compensates TRPIL and TRPIL-Tokyo from the sub-advisory fees it earns from DSL. Neither DSL nor the Portfolio directly compensates TRPIL or TRPIL-Tokyo for services provided to the Portfolio. A copy of the TRPIL Sub-Advisory Agreement is attached to this Information Statement as Appendix B, and a copy of the TRPIL-Tokyo Investment Management Sub-Delegation Agreement is attached to this Information Statement as Appendix C.

Upon termination of the sub-advisory agreement between DSL and Marsico (“Former Sub-Advisory Agreement”), DSL entered into the T. Rowe Price Sub-Advisory Agreement, the TRPIL Sub-Advisory Agreement and the TRPIL-Tokyo Investment Management Sub-Delegation Agreement, effective January 21, 2011. Under the terms of the T. Rowe Price Sub-Advisory Agreement, the Portfolio’s overall fee structure, including the management fee it pays to DSL, breakpoints applicable to that fee, and the administrative services fee remained the same. However, the sub-advisory fee payable by DSL to T. Rowe Price increased. Furthermore, the T. Rowe Price Sub-Advisory Agreement resulted in a change of portfolio managers. T. Rowe Price has currently given the responsibility of the daily management of the Portfolio to Robert W. Smith.

1

The Trust and DSL have obtained an exemptive order from the SEC granting “Manager-of-Managers” relief that permits DSL to enter into a T. Rowe Price Sub-Advisory Agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions. Any T. Rowe Price Sub-Advisory Agreement with respect to the Portfolio must be approved by a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940 (“1940 Act”). Further, as a condition of such exemption, the investment adviser must furnish shareholders of the affected funds with certain information about the T. Rowe Price Sub-Advisory Agreement. This Information Statement is intended to comply with that condition.

THE TRUST IS NOT ASKING YOU FOR A PROXY REGARDING THE T. ROWE PRICE SUB-ADVISORY AGREEMENT FOR THE PORTFOLIO AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE T. ROWE PRICE SUB-ADVISORY AGREEMENT DISCUSSED IN THIS INFORMATION STATEMENT.

2

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ING INVESTORS TRUST

Toll Free: (800) 366-0066

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

NOTICE TO THE SHAREHOLDERS

OF

ING T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

(Formerly, ING Marsico International Opportunities Portfolio)

April 6, 2011

This Information Statement is being furnished in connection with the approval of a new sub-advisory agreement for ING T. Rowe Price International Stock Portfolio (“Portfolio”), a series of ING Investors Trust (“IIT” or “Trust”), which became effective January 21, 2011. This Notice will be mailed on or about April 6, 2011 to shareholders of record as of the close of business on January 21, 2011. The Information Statement is also available online at www.proxyvote.com/ing. As explained below, the Board of Trustees of the Trust (“Board”) approved changes to the sub-advisory services provided to the Portfolio, as well as corresponding changes to the Portfolio’s name and investment strategies.

Shares of the Portfolio are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) and are used to fund variable annuity and/or variable life insurance contracts (each a “Variable Contract” and collectively, “Variable Contracts”). Participants in a Qualified Plan or Variable Contract owners who select the Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Qualified Plan or Participating Insurance Company that uses the Portfolio as a funding vehicle is, in most cases, the true shareholder of the Portfolio. As such and for ease of reference throughout this Information Statement, Plan Participants and Variable Contract owners will be referred to as “shareholder” of the Portfolio.

From the date of the Portfolio’s inception until January 21, 2011, Marsico Capital Management, LLC (“Marsico”), a Delaware limited liability company, located at 1200 Seventeenth Street, Suite 1600, Denver, Colorado 80202, managed the Portfolio under an investment sub-advisory agreement dated December 14, 2007, which replaced an investment sub-advisory agreement dated April 29, 2005 (“Former Sub-Advisory Agreement”). On June 14, 2007, Thomas F. Marsico, founder and Chief Executive Officer of Marsico and Marsico Parent Company, LLC, a company controlled by Mr. Marsico, signed a definitive agreement to acquire Marsico Capital from a subsidiary of Bank of America Corporation (“Marsico Transaction”). The Marsico Transaction was completed on December 14, 2007. By virtue of the Marsico Transaction, the sub-advisory agreement previously in place with Marsico with respect to the Portfolio terminated automatically. Upon termination of the prior agreement, the Portfolio’s investment adviser, DSL, entered into a new replacement sub-advisory agreement with Marsico. The Trust and DSL have been granted “Manager-of-Managers’ relief by the Securities and Exchange Commission (“SEC”) as described below. Shareholders of the Portfolio were notified of the replacement sub-advisory agreement dated December 14, 2007 by an information statement dated March 6, 2008. The Former Sub-Advisory Agreement was last renewed by the Board on November 18, 2010 and was last approved by the Portfolio’s initial shareholders on April 29, 2005.

At a meeting held on September 30, 2010, the Board approved the appointment of T. Rowe Price Associates, Inc. (“T. Rowe Price”) as sub-adviser to the Portfolio in place of Marsico. Directed Services LLC (“DSL”), the Portfolio’s investment adviser, entered into an amended and restated portfolio management agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price Sub-Advisory Agreement”) effective January 21, 2011, under which T. Rowe Price began providing the day-to-day management services to the Portfolio. A copy of the T. Rowe Price Sub-Advisory Agreement is attached to this Information Statement as Appendix A. In connection with the sub-adviser change, the Portfolio was renamed ING T. Rowe Price International Stock Portfolio.

In addition, at a meeting held on November 18, 2010, the Board approved the appointment of T. Rowe Price International Ltd (“TRPIL”) and T. Rowe Price International Ltd Tokyo Branch (“TRPIL-Tokyo”) as “sub-

sub-advisers” to the Portfolio and approved two new sub-sub-advisory agreements effective January 21, 2011 (“TRP Foreign Sub-Advisory Agreements”). TRPIL and TRPIL-Tokyo are affiliates of T. Rowe Price. The appointment of TRPIL and TRPIL-Tokyo was necessitated because T. Rowe Price determined to sub-delegate certain portfolio management services for the Portfolio to TRPIL and TRPIL-Tokyo. A copy of the TRPIL Sub-Advisory Agreement is attached to this Information Statement as Appendix B, and a copy of the TRPIL-Tokyo Investment Management Sub-Delegation Agreement is attached to this Information Statement as Appendix C.

The T. Rowe Price Sub-Advisory Agreement had no affect on the Portfolio’s overall fee structure, including the management fee the Portfolio pays to DSL and the Portfolio’s administrative services fee. T. Rowe Price compensates TRPIL and TRPIL-Tokyo from the sub-advisory fees it earns from DSL. Neither DSL nor the Portfolio directly compensates TRPIL or TRPIL-Tokyo for services provided to the Portfolio. However, the sub-advisory fees payable by DSL to T. Rowe Price have increased under the T. Rowe Price Sub-Advisory Agreement as compared to the Former Sub-Advisory Agreement. Furthermore, the change in sub-adviser resulted in a change of portfolio managers. T. Rowe Price has given the responsibility of the day-to-day management of the Portfolio to Robert Smith. TRPIL is responsible for providing investment advisory services with respect to the Portfolio’s international investments excluding investments in Japan, and TRPIL-Tokyo is responsible for providing investment advisory services with respect to the Portfolio’s investments in Japan.

The Trust and DSL have obtained an exemption from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits DSL to change the sub-adviser for a fund and to enter into new sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval, under certain conditions. Any such change must be approved by a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the 1940 Act. Further, as a condition of such exemption, the investment adviser must furnish shareholders of the affected funds with certain information about the changes and the new sub-adviser. This Information Statement is intended to comply with that condition. The Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. DSL and/or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

The Portfolio’s Annual Report, including audited financial statements for the fiscal year ended December 31, 2010 was sent to shareholders on or about February 28, 2011. In addition, the Portfolio’s Semi-Annual Report (unaudited) for the period ended June 30, 2011 will be sent to shareholders on or about August 31, 2011.

The Portfolio will furnish an additional copy of its Annual Report or Semi-Annual Report to a shareholder upon request, without charge, by writing to the Company at the following address: ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 or by calling 1-800-366-0066.

This Information Statement is being sent to shareholders of record of each Portfolio as of January 21, 2011. As of January 21, 2011, the following shares of beneficial interest of the Portfolios were outstanding:

Class	Shares Outstanding
Class ADV	483,281.129
Class I	4,996,621.225
Class S	17,385,964.377
Class S2	43,804.638
Total	22,909,671.369

To the best of the Trust’s knowledge, as of January 21, 2011, the following persons owned beneficially or of record 5% or more of any class of the Portfolio:

Name and Address of Shareholder	Share Class	Percent of Class and Type of Ownership*	Percentage of Portfolio
Reliastar Life Insurance Co. Attn: Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	Class ADV	46.33%	15.76%

Name and Address of Shareholder	Share Class	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING National Trust 1 Orange Way Windsor, CT 06095	Class ADV	28.05%	2.74%
Reliastar Life Insurance Co. FBO: Select Life NY Route 5106, P.O. Box 20 Minneapolis, MN 55440-0020	Class ADV	22.43%	3.19%
Reliastar Life Insurance Co. Attn: Jill Barth Conveyor TN41 1 Orange Way Windsor, CT 06095	Class I	66.40%	15.76%
ING Life Insurance & Annuity Co. Attn: Valuation Unit-TN41 1 Orange Way, B3N Windsor, CT 06095	Class I	11.05%	11.68%
Security Life Insurance Of Denver Route 5106, P.O. Box 20 Minneapolis, MN 55440-0020	Class I	21.59%	4.71%
ING USA Annuity and Life Insurance Co. 1475 Dunwoody Dr. West Chester, PA 19380-1478	Class S	81.60%	61.92%
ING Life Insurance & Annuity Co. Attn: Valuation Unit-TN41 1 Orange Way, B3N Windsor, CT 06095	Class S	11.88%	11.68%
ING Life Insurance & Annuity Co. Attn: Valuation Unit-TN41 1 Orange Way, B3N Windsor, CT 06095	Class S2	100%	11.68%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

To the best of the Trust’s knowledge, as of January 21, 2011, no Director or officer of the Trust beneficially owned, as a group, more than 1% of any class of the Portfolio.

Service Providers to the Portfolio

DSL, a Delaware limited liability company, serves as the investment adviser to the Portfolios. DSL has overall responsibility for the management of the Portfolio. DSL provides or oversees all investment advisory and portfolio management services for, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio. DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer. As of December 31, 2010, DSL managed approximately $41.5 billion in investment company assets. DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include DSL and its affiliates, would be divested by ING Groep by the end of 2013. To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate IPOs: one a U.S.-focused offering that would include U.S.-based insurance, retirement services, and investment management operations; and the other a European-based offering for European and Asian-based insurance and investment management operations. There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned IPOs or through other means, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in DSL’s loss of access to services and resources of ING Groep, which could adversely affect their businesses and profitability. In addition, the divestment of ING businesses, including DSL, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Portfolio’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Portfolio’s Board, and may trigger the need for shareholder approval. Currently, ING does not anticipate that the restructuring will have a material adverse impact on the Portfolio or its operations and administration.

ING Funds Services, LLC (“ING Funds Services”), an affiliate of DSL, serves as the administrator to the Portfolio. ING Funds Services’ principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. ING Funds Services receives an administrative services fee from the Portfolio equal to 0.10% computed as a percentage of the Portfolio’s average daily net assets. ING Funds Services received approximately $392,529 for its services to the Portfolio for the fiscal year ended December 31, 2010.

ING Investments Distributor, LLC (“ING Investments Distributor”), an affiliate of DSL, serves as the principal underwriter and distributor for the continuous offering of shares of beneficial interest of the Trust’s series, including the Portfolio. During the fiscal year ended December 31, 2010, ING Investments Distributor received approximately $526,353 from the Portfolio, under the Portfolio’s distribution and/or shareholder servicing plans. Those fees were used to provide distribution and/or shareholder services to the Portfolio, including making payments to financial service providers for the provision of shareholder and/or distribution services.

DSL, ING Funds Services, and ING Investments Distributor have continued to provide advisory, administrative, and distribution services, respectively, to the Portfolio following the sub-adviser change. See Appendix D for a listing of the names, addresses, and the principal occupations of the principal executive officers of DSL and a listing of the names, addresses and principal occupations of the principal executive officers of IIT who are also officers of DSL.

As discussed above, Marsico served as the sub-adviser to the Portfolio prior to the sub-adviser change. Under the Former Sub-Advisory Agreement, DSL paid Marsico $1,656,072 in sub-advisory fees for Marsico’s services to the Portfolio for the fiscal year ended December 31, 2010.

For the fiscal year ended December 31, 2010 the Portfolio did not use affiliated brokers to execute portfolio transactions.

Delivery of Information Statement

Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the Portfolio has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at 1-800-992-0180. If any shareholder does not want the mailing of this Information Statement to be combined with those for other members of the shareholder’s household, please contact the Portfolio by writing to the Trust at the following address: ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 or by calling IIT at 1-800-366-0066. If in the future any shareholder does not want the mailing of a proxy statement to be combined with household members, please inform the Portfolio in writing or via telephone at the address or telephone number listed above.

NEW SUB-ADVISORY AGREEMENT BETWEEN DIRECTED

SERVICES LLC AND T. ROWE PRICE ASSOCIATES, INC. AND

THE NEW SUB-SUB-ADVISORY RELATIONSHIPS WITH

T. ROWE PRICE ASSOCIATES, INC. AFFILIATES

Background

DSL serves as the investment adviser to the Portfolio pursuant to an investment management agreement between DSL and the Trust on behalf of the Portfolio dated April 29, 2005, as amended and restated January 1, 2007 (“Investment Management Agreement”). The Investment Management Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio’s operations, DSL may engage, subject to the approval of the Board, and where required, the shareholders of the Portfolio, sub-advisers to provide day-to-day advisory services to the Portfolio. DSL may delegate to the sub-advisers duties, among other things, to formulate and implement the Portfolio’s investment programs, including the duty to determine what securities will be purchased and sold for that Portfolio. Effective January 21, 2011, DSL delegated the day-to-day advisory services for the Portfolio to T. Rowe Price pursuant to the T. Rowe Price Sub-Advisory Agreement, in replacement of Marsico. Pursuant to the TRP Foreign Sub-Advisory Agreements, T. Rowe Price delegated direct responsibility for the Portfolio’s international investments other than investments in Japan to TRPIL, and delegated direct responsibility for investments in Japan to TRPIL-Tokyo.

The Investment Management Agreement was last renewed by the Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of that term under the Investment Company Act of 1940, as amended (“Independent Trustees”) on November 18, 2010. In addition, the Investment Management Agreement was last approved by the Portfolio’s initial shareholders on November 18, 2010.

Portfolio Structure and Management Fees

The following table illustrates the Portfolio’s structure and the management fees and sub-advisory fees payable to DSL and the sub-adviser under the Former Sub-Advisory Agreement and the T. Rowe Price Sub-Advisory Agreement. TRPIL and TRP-Tokyo are compensated by T. Rowe Price, and not directly by DSL or the Portfolio.

	Former Agreement	New Agreement
Name of Portfolio	ING Marsico International Opportunities Portfolio	ING T. Rowe Price International Stock Portfolio
Adviser	Directed Services, LLC	No Change
Sub-Adviser	Marsico Capital Management, LLC	T. Rowe Price Associates, Inc.
Portfolio Manager(s)	James Gendelman	Robert W. Smith
Advisory Management Fee	0.54% on the first $4 billion of the Portfolio’s daily net assets; and 0.53% on the Portfolio’s daily net assets thereafter.	No Change
Sub-Advisory Fee	0.45% on the first $500 million in combined average daily net assets; 0.40% on the next $1 billion in combined average daily net assets; and 0.35% on combined average daily net assets thereafter.(1)

Assets up to $250 million:

0.65% on the first $50 million of

the Portfolio’s average daily net

assets;

0.50% on the next $200 million

of the Portfolio’s average daily

net assets.

When assets exceed $250 million,

the fee schedule resets as

indicated below:

0.45% on all assets.

	Former Agreement	New Agreement

When assets exceed $1 billion, the fee schedule resets as indicated below: 0.425% on all assets(2)(3)(4)
Lipper Category	International Growth	No Change
Morningstar Style	Foreign Large Growth	No Change
The Portfolio’s Assets Under Management as of 12/31/10	$402,881,669

(1)	Assets were aggregated with ING Marsico Growth Portfolio to calculate the sub-advisory fee.
(2)	Assets are aggregated with the T. Rowe Price sleeve of ING International Growth Fund.
(3)	In addition, all T. Rowe Price sub-advisory fees are subject to a further discount based on aggregate assets of all T. Rowe Price sub-advised ING funds/portfolios. This discount is tiered and calculated as follows:

-Aggregate assets between $750 million and $1.5 billion = 5% discount

-Aggregate assets between $1.5 billion and $3.0 billion = 7.5% discount

-Aggregate assets greater than $3.0 billion = 10% discount

Assets are aggregated among the following funds to calculate the Preferred Provider Discount:

- ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, and ING T. Rowe Price International Stock Portfolio, each a series of ING Investors Trust; ING T. Rowe Price Diversified Mid Cap Growth Portfolio, and ING T. Rowe Price Growth Equity Portfolio, each a series of ING Partners, Inc.; and ING International Growth Fund, a series of ING Mutual Funds.

(4)	The Sub-Adviser will provide DSL with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts.

For the services it provides to the Portfolio under the Investment Management Agreement, the Portfolio paid $2,119,675 in advisory fees to DSL for the fiscal year ended December 31, 2010.

The following table reflects the fees paid by DSL to Marsico for services rendered with respect to the Portfolio for the period from January 1, 2010 through December 31, 2010, what the sub-advisory fee would have been for the same period under the New Agreement, and the percentage change for this time period. Since DSL pays the sub-advisory fee out of its management fee, the change will not alter the Portfolio’s expenses paid by the shareholders or otherwise impact the Portfolio’s expense ratio.

	For the Period January 1, 2010 through December 31, 2010
ING Portfolio	Fee Paid to Marsico [1]	Hypothetical Fee Paid to T. Rowe Price	Increase/(Decrease)
ING T. Rowe Price International Stock Portfolio (formerly, ING Marsico International Opportunities Portfolio)	$1,656,072	$1,651,741	$(4,330.99)

In accordance with the provisions for delegation of authority permitted under the Investment Management Agreement, DSL entered into the Former Sub-Advisory Agreement with Marsico pursuant to which Marsico was delegated sub-advisory duties including responsibility for the day-to-day management of the Portfolio, under the supervision of DSL. The sub-advisory agreement among IIT, DSL and Marsico was last approved by the Portfolio’s initial shareholder on April 29, 2005 in connection with the Portfolio’s commencement of operations. Thereafter, the Portfolio’s sub-advisory agreement was approved annually by the Portfolio’s Board, including a majority of the Independent Trustees.

The Sub-Adviser Change

The Portfolio has been sub-advised by Marsico since its April 2005 inception. In early 2010, management of the ING Funds began a review of all third-party (non-ING affiliated) sub-advised portfolios to identify mutual funds that faced challenges that could negatively affect their viability on the ING-affiliated platforms on which the portfolio are offered. The Portfolio was identified as one that warranted further consideration as, among other factors, it had experienced net outflows and relatively high volatility over 2009 and 2010. After careful consideration, Management determined that the Portfolio’s shareholders would be best served by replacing Marsico as the sub-adviser with T. Rowe Price.

The Process of Selecting the New Sub-Adviser

At the September 30, 2010 Board meeting, Management recommended, and the Board approved, the appointment of T. Rowe Price as sub-adviser to the Portfolio. Management believes that a change in sub-adviser to T. Rowe Price presents clear benefits to shareholders, including the strong historical performance of the strategy T. Rowe Price employs for the Portfolio (while recognizing that past performance is not necessarily predictive of future results) and the improved potential to stem negative Portfolio cash flows. Management believes that it is reasonable to recommend a solution absent a traditional search. At its November 18, 2010 meeting, the Board approved the TRP Foreign Sub-Advisory Agreements on the recommendation of Management and statements by T. Rowe Price indicating that the arrangements with TRPIL and TRPIL-Tokyo would enable T. Rowe Price to implement fully its strategy for the Portfolio.

The Board has established Investment Review Committees (“Committees”) to, among other things, monitor the performance of each ING fund and make recommendations to the Board with respect to each fund. In advance of the International/Balanced/Fixed Income Funds Investment Review Committee’s (“IBF IRC”) meeting held on September 29, 2010, DSL provided the IBF IRC members with written materials in support of the proposed appointment of T. Rowe Price as the sub-adviser to the Portfolio. Among the materials provided to the IBF IRC were (1) Management’s rationale for recommending T. Rowe Price as the proposed sub-adviser; (2) written materials provided by T. Rowe Price with respect to its proposed strategy for the Portfolio; (3) the performance of the T. Rowe Price International Stock Fund (“T. Rowe Price Fund”) which is managed in an investment style that is similar to its proposed management of the Portfolio (with such performance being compared against relevant benchmark indices and Morningstar Category averages), and (4) T. Rowe Price’s considerable firm-wide resources, investment philosophy, and the firm’s overall investment process. The IBF IRC also considered the reputation of T. Rowe Price in the industry. At the conclusion of the meeting, the IBF IRC determined that it would recommend to the full Board the proposed appointment of T. Rowe Price as the sub-adviser to the Portfolio.

The Board has also established a Contracts Committee for the purpose of overseeing agreements or plans involving the ING Funds, including the Portfolio. In advance of the Contracts Committee telephonic meetings held on September 24, 2010 and November 12, 2010, Management provided the Contracts Committee members with written materials in support of the proposed new sub-adviser and sub-sub-advisers to the Portfolio. At the September 24, 2010 meeting, the Contracts Committee reviewed the terms of the T. Rowe Price Sub-Advisory Agreement and such other materials relevant to its evaluation of the proposed appointment of T. Rowe Price as the sub-adviser to the Portfolio. At the conclusion of the meeting the Contracts Committee determined that it would recommend to the full Board approval of the T. Rowe Price Sub-Advisory Agreement. At the November 12, 2010 meeting, the Contracts Committee reviewed the terms of the TRP Foreign Sub-Advisory Agreements and such other materials relevant to its evaluation of the proposed appointment of TRPIL and TRPIL-Tokyo as sub-sub-advisers to the Portfolio. At the conclusion of the meeting the Contracts Committee determined that it would recommend to the full Board approval of the TRP Foreign Sub-Advisory Agreements.

Discussion of the Sub-Adviser

T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly held financial services holding company. The principal address of T. Rowe Price Group, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202. The principal address of T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2010, T. Rowe Price had approximately $482 billion in assets under management.

Effective January 21, 2011, T. Rowe Price began serving as the sub-adviser to the Portfolio under the T. Rowe Price Sub-Advisory Agreement. Subject to the supervision and control of DSL and the Board, T. Rowe Price determines the securities to be purchased for and sold from the Portfolio. These services will continue to be provided to the Portfolio unless terminated by the action of the Board.

A listing of the names, addresses, and the principal occupations of the principal executive officers of T. Rowe Price is set out on Appendix D of this Information Statement. As of January 21, 2011, no Trustee or officer of the Portfolio was an officer, trustee, employee, general partner or shareholder of T. Rowe Price.

Discussion of the Sub-Sub-Advisers

TRPIL, a UK company is a U.S.-registered investment adviser and a provider of investment management services. TRPIL, a UK company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. TRPIL sub-advises the retail version of the Portfolio. Effective January 21, 2011, TRPIL began serving as a sub-sub-adviser to the Portfolio under the Sub-Advisory Agreement between T. Rowe Price and TRPIL. The sub-sub-advisers are subsidiaries of T. Rowe Price Associates, Inc. whose principal address is 100 East Pratt Street, Baltimore, Maryland 21202.

TRPIL-Tokyo, the Tokyo branch of TRPIL, is a registered investment management business provider and investment advisory/agency business provider under FI&E Law in Japan, with its office at Yamato Seimei Building 20th Floor, 1-7, Uchisaiwai-cho 1-chome, Chiyoda-ku, Tokyo 100-0011, Japan.

Effective January 21, 2011, TRPIL-Tokyo began serving as a sub-sub-adviser to the Portfolio under the TRPIL-Tokyo Investment Management Sub-Delegation Agreement between T. Rowe Price and TRPIL-Tokyo.

A listing of the names, addresses, and principal occupations of the principal executive officers of TRPIL and TRPIL-Tokyo is set out on Appendix D of this information statement. As of January 21, 2011, no Trustee or officer of the Portfolio was an officer, trustee, employee, general partner or shareholder of TRPIL or TRPIL-Tokyo.

Fees Charged to a Comparable Fund

The chart below sets forth the names of another investment company with investment objectives and strategies similar to those of the Portfolio, for which T. Rowe Price acts as an investment adviser, the annual rate of compensation and the net assets of the investment company as of December 31, 2010.

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)	Advisory Fee Rate (based on the Comparable Fund’s average daily net assets)
T. Rowe Price International Stock Fund	$6,476,685,767	0.65%

Investment Strategies of the Portfolio

The sub-adviser change also resulted in a change to the manner in which the Portfolio is managed, as described in detail in supplements to the Portfolio’s Prospectuses and statement of additional information dated October 25, 2010. The Portfolio’s investment objective remains long-term capital growth.

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in stocks. The Portfolio will provide shareholders with 60 days’ prior notice of any change in this investment policy. The Portfolio expects to invest substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. The Portfolio may invest in companies of any market capitalization, but focuses on large-sized companies and, to a lesser extent, medium-sized companies. While the Portfolio invests primarily in common stocks, it may invest in other securities and may use futures and options, in keeping with its objective.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations and exemptive orders thereunder (“1940 Act”).

While the sub-adviser (“Sub-Adviser”) invests with an awareness of the global economic backdrop and the outlook for industry sectors and individual countries, bottom-up stock selection is the focus of the Sub-Adviser’s decision making. Country allocation is driven largely by stock selection, though the Sub-Adviser may limit investments in markets that appear to have poor overall prospects.

Security selection reflects a growth style. The Sub-Adviser relies on a global team of investment analysts dedicated to in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. The Sub-Adviser seeks to purchase stocks of such companies at reasonable prices in relation to present or anticipated earnings, cash flow, or book value.

In selecting investments, the Sub-Adviser generally favors companies with one or more of the following characteristics:

•	leading or improving market position;
•	attractive business niche;
•	attractive or improving franchise or industry position;
•	seasoned management;
•	stable or improving earnings and/or cash flow; and
•	sound or improving balance sheet.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

Risks of Investing in the Portfolio under the Current Strategy

With the implementation of the new strategy, the Portfolio is subject to the following risks, which could cause a decline in the value of an investment in the Portfolio:

Company The price of a given company’s stocks could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

Currency To the extent that the Portfolio invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Liquidity If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all.

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

The Terms of the T. Rowe Price Sub-Advisory Agreement

A copy of the T. Rowe Price Sub-Advisory Agreement with respect to the Portfolio is attached to this Information Statement as Appendix A. The description of the T. Rowe Price Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A.

The material terms of the T. Rowe Price Sub-Advisory Agreement are substantially similar to those of the Former Sub-Advisory Agreement in place for the Portfolio, with the exception of the effective dates and the initial terms of the agreement and the absence of indemnification as discussed below.

Under the T. Rowe Price Sub-Advisory Agreement, as was the case under the Former Sub-Advisory Agreement, T. Rowe Price, now serving in the role previously occupied by Marsico, acts as the sub-adviser to the Portfolio and supervises and directs the Portfolio’s investments. In this capacity T. Rowe Price furnishes the Portfolio with investment advisory services in connection with a continuous investment program for the Portfolio, and manages the Portfolio’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Portfolio’s Prospectuses and Statement of Additional Information. Subject to the supervision and control of the Portfolio’s investment adviser, which in turn is subject to the supervision and control of the Board, T. Rowe Price, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio’s investment portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

Under the terms of the Former Sub-Advisory Agreement and the T. Rowe Price Sub-Advisory Agreement, in the absence of (i) willful misfeasance, bad faith, or gross negligence in the performance of or (ii) reckless disregard of its obligations and duties under the T. Rowe Price Sub-Advisory Agreement, neither T. Rowe Price nor any of its directors, officers, employees or agents shall be liable to the Trust or its shareholders or to the investment adviser for any act or omission resulting in any loss suffered by the Trust, the Portfolio or the Portfolio’s shareholders in connection with any service provided under the Former Sub-Advisory Agreement or T. Rowe Price Sub-Advisory Agreement. Under the Former Sub-Advisory Agreement, Marsico and DSL agreed to indemnify each other in certain circumstances. The T. Rowe Price Sub-Advisory Agreement contains no provisions regarding indemnification.

The sub-advisory fee payable under the T. Rowe Price Sub-Advisory Agreement is computed at an annual rate, as a percentage of the Portfolio’s average daily net assets, in accordance with the schedule set out below.

Annual Sub-Advisory Fee(1)(2)(3)

Assets up to $250 million:

0.65% on the first $50 million of the Portfolio’s average daily nets assets; and

0.50% on the next $200 million of the Portfolio’s average daily net assets.

When assets exceed $250 million, the fee schedule resets as indicated below:

0.45% on assets.

When assets exceed $1 billion, the fee schedule resets as indicated below:

0.425% on all assets.

(1)	Assets are aggregated with the T. Rowe Price sleeve of ING International Growth Fund.
(2)

In addition, all T. Rowe Price sub-advisory fees are subject to a further discount based on aggregate assets of all T. Rowe Price sub-advised ING funds/portfolios. This discount is tiered and calculated as follows:

-Aggregate assets between $750 million and $1.5 billion = 5% discount

-Aggregate assets between $1.5 billion and $3.0 billion = 7.5% discount

-Aggregate assets greater than $3.0 billion = 10% discount

Assets are aggregated among the following funds to calculate the Preferred Provider Discount:

- ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, and ING T. Rowe Price International Stock Portfolio, each a series of ING Investors Trust; ING T. Rowe Price Diversified Mid Cap Growth Portfolio, and ING T. Rowe Price Growth Equity Portfolio, each a series of ING Partners, Inc.; and ING International Growth Fund, a series of ING Mutual Funds.

(3)	The Sub-Adviser will provide DSL with a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule once assets exceed certain amounts.

The T. Rowe Price Sub-Advisory Agreement may be terminated with respect to the Portfolio as follows: by DSL at any time without penalty, upon sixty (60) days’ written notice to T. Rowe Price and the Trust; at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to DSL and T. Rowe Price; or by T. Rowe Price at any time without penalty, upon sixty (60) days’ written notice to DSL and the Trust. The T. Rowe Price Sub-Advisory Agreement terminates automatically in the event of its assignment as such term is described in the 1940 Act.

The T. Rowe Price Sub-Advisory Agreement was approved by the Board of the Trust, including a majority of the Independent Trustees, on September 30, 2010.

The Terms of the TRP Foreign Sub-Advisory Agreements

The key terms of the TRPIL Sub-Advisory Agreement and the TRPIL-Tokyo Investment Management Sub-Delegation Agreement are substantially similar to those of the T. Rowe Price Sub-Advisory Agreement with the exception of the sub-advisory duties, fees and certain liability standards.

Under the TRPIL Sub-Advisory Agreement, T. Rowe Price has retained TRPIL to act as a sub-adviser to furnish certain investment advisory services to the Portfolio under the supervision of T. Rowe Price and the Board. TRPIL is responsible for the day-to-day management of the Portfolio’s international investments excluding investments in Japan. Under the TRPIL Sub-Advisory Agreement, a sub-advisory fee of up to 0.60% of the sub-advisory fee paid to T. Rowe Price by DSL may be paid to TRPIL by T. Rowe Price.

Under the terms of the TRPIL Sub-Advisory Agreement, in the absence of (i) willful misfeasance, bad faith, or gross negligence in the performance of its obligations or (ii) reckless disregard of its duties under the TRPIL Sub-Advisory Agreement, neither TRPIL nor any of its directors, officers, employees or any person performing executive, administrative, trading, or other functions for the Trust shall be liable to the Trust or its shareholders or to the investment adviser for (x) any error of judgment or mistake of law or for any loss suffered by the Trust or the Portfolio or (y) any error of fact or mistake of law contained in any report or data provided by T. Rowe Price.

Under the TRPIL-Tokyo Investment Management Sub-Delegation Agreement, T. Rowe Price has retained TRPIL-Tokyo to act as a sub-adviser to furnish certain investment advisory services to T. Rowe Price and the Portfolio, which primarily will concern investments by the Portfolio in Japan. Under the TRPIL-Tokyo Investment Management Sub-Delegation Agreement, T. Rowe Price pays TRPIL-Tokyo such fees as are agreed between T. Rowe Price and TRPIL-Tokyo from time to time. TRPIL-Tokyo is not permitted to exercise any voting and other rights or privileges with respect to the securities held by the Portfolio unless instructed by T. Rowe Price, and consistent with the terms of the T. Rowe Price Sub-Advisory Agreement with the Trust and DSL.

Under the terms of the TRPIL-Tokyo Investment Management Sub-Delegation Agreement, neither TRPIL-Tokyo nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Portfolio (at the direction or request of TRPIL-Tokyo) or TRPIL-Tokyo in connection with TRPIL-Tokyo's discharge of its obligations undertaken or reasonably assumed with respect to the TRPIL-Tokyo Investment Management Sub-Delegation Agreement, shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Portfolio or (ii) any error of fact or mistake of law contained in any report or data provided by TRPIL-Tokyo, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Portfolio or from reckless disregard by TRPIL-Tokyo or any such person of the duties of TRPIL-Tokyo pursuant to the TRPIL-Tokyo Investment Management Sub-Delegation Agreement. TRPIL-Tokyo is not responsible to offer any specific benefit or compensation for a loss to T. Rowe Price or the Portfolio as long as TRPIL-Tokyo faithfully conducts its duties under the TRPIL-Tokyo Investment Management Sub-Delegation Agreement. However, the TRPIL-Tokyo Investment Management Sub-Delegation Agreement does not waive liability under applicable laws and regulations that may impose liability in certain instances for acts undertaken in good faith.

A copy of the TRPIL Sub-Advisory Agreement is included as Appendix B. The description of the TRPIL Sub-Advisory Agreement is qualified in its entirety by reference to Appendix B. A copy of the TRPIL-Tokyo Investment Management Sub-Delegation Agreement is included as Appendix C. The description of the TRPIL-Tokyo Investment Management Sub-Delegation Agreement is qualified in its entirety by reference to Appendix C.

Factors Considered by the Board of the Portfolios

At a meeting of the Board of the Trust held on September 30, 2010, the Board, including a majority of the Independent Trustees, determined to appoint T. Rowe Price as the sub-adviser to the Portfolio under the T. Rowe Price Sub-Advisory Agreement. At its November 18, 2010 meeting, the Board, including a majority of the Independent Trustees, approved the TRP Foreign Sub-Advisory Agreements. In determining whether to approve the T. Rowe Price Sub-Advisory Agreement and the TRP Foreign Sub-Advisory Agreements, the Board received and evaluated such information as it deemed necessary for an informed determination. The materials provided to the Board in support of the sub-advisory arrangements with T. Rowe Price included the following:

•	T. Rowe Price’s presentation before the meeting of the International/Balanced/Fixed Income Funds Investment Review Committee at its September 29, 2010 meeting;

•	memoranda and related materials provided to the Board in advance of its September 30, 2010 and November 18, 2010 meetings discussing:

o	Management’s rationale for recommending that T. Rowe Price serve as Sub-Adviser to the Portfolio;
o

The performance of T. Rowe Price in managing the T. Rowe Price Fund, which is managed in an investment style that is similar to the proposed management of the Portfolio (with such performance being compared against relevant benchmark indices and Morningstar Category averages); and

o	T. Rowe Price’s considerable firm-wide resources, investment philosophy, and the firm’s overall investment process;

•	Fund Analysis and Comparison Tables for the Portfolio that provided information about the performance of the T. Rowe Price Fund and the performance of the Portfolio’s proposed selected peer group;

•	T. Rowe Price’s responses to inquiries from K&L Gates LLP, counsel to the Independent Trustees;

•	supporting documentation, including copies of the forms of the Sub-Advisory Agreement with T. Rowe Price; and

•	other information relevant to the Board’s evaluation.

In determining whether to approve the TRP Foreign Sub-Advisory Agreements specifically, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the TRP Foreign Sub-Advisory Agreements should be approved for the Portfolio. The materials provided to the Board to inform its consideration of whether to approve the Agreements included the following:

•

memoranda and related materials provided to the Board in advance of its November 18, 2010 meetings discussing Management’s rationale for recommending that TRPIL and TRPIL-Tokyo each serve as a sub-sub-adviser to the Portfolio;

•	responses from each of TRPIL and TRPIL-Tokyo to inquiries from K&L Gates LLP;

•	supporting documentation, including copies of the forms of the Agreements; and

•	other information relevant to the Board’s evaluation.

In reaching its decision to engage T. Rowe Price, TRPIL and TRPIL-Tokyo, the Board, including a majority of the Independent Trustees, considered a number of factors, including, but not limited to, the following:

•	DSL’s view with respect to the reputation of T. Rowe Price as a manager to other portfolios in the ING Funds complex;

•	the nature and quality of the services to be provided by T. Rowe Price under the T. Rowe Price Sub-Advisory Agreement and TRPIL and TRPIL-Tokyo under the Agreements;

•

the personnel, operations, and investment management capabilities, methodologies and resources of T. Rowe Price, TRPIL and TRPIL-Tokyo and their fit among the stable of managers in the ING Funds line-up;

•	the fairness of the compensation under the T. Rowe Price Sub-Advisory Agreement and the Agreements in light of the services to be provided by T. Rowe Price, TRPIL and TRPIL-Tokyo;

•	the costs for the services to be provide by T. Rowe Price, including that the management fee would not change upon the appointment of T. Rowe Price, TRPIL and TRPIL-Tokyo;

•	the sub-advisory fee payable by DSL to T. Rowe Price;

•	the sub-sub-advisory fees payable by T. Rowe Price to TRPIL and TRPIL-Tokyo;

•	T. Rowe Price’s, TRPIL’s and TRPIL-Tokyo’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws;

•	the appropriateness of the selection of T. Rowe Price, TRPIL and TRPIL-Tokyo in light of the

Portfolio’s proposed investment strategy and investor base; and

•

T. Rowe Price’s Code of Ethics, which had been approved by the Board at its September 30, 2010 meeting and TRPIL’s and TRPIL-Tokyo’s Codes of Ethics, which were approved by the Board at its November 18, 2010 meeting, and related procedures for complying with those Codes of Ethics.

After its deliberation, the Board reached the following conclusions: (1) T. Rowe Price should be appointed as the sub-adviser to the Portfolio under the T. Rowe Price Sub-Advisory Agreement with DSL; (2) TRPIL and TRPIL-Tokyo should each be appointed to serve as a Sub-Sub-Adviser to the Portfolio under the TRPIL and TRPIL-Tokyo Agreement with T. Rowe Price; (3) the sub-advisory fee rate payable by DSL to T. Rowe Price is reasonable in the context of all factors considered by the Board; (4) the sub-sub-advisory fee rate payable by T. Rowe Price is reasonable in the context of all factors considered by the Board; and (5) each of T. Rowe Price, TRPIL and TRPIL-Tokyo maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from the Portfolio’s Chief Compliance Officer that their compliance policies and procedures are reasonably designed to assure compliance with Federal securities laws.

Based on these conclusions and other factors, the Board voted to approve the T. Rowe Price Sub-Advisory Agreement, the TRPIL Agreement and the TRPIL-Tokyo Agreement for the Portfolio. During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

Expenses Related to the Information Statement

The Portfolio will not pay the expenses incurred in connection with providing this Information Statement to shareholders. The Portfolio will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of Shareholders. DSL and/or an affiliate will pay the expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

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APPENDIX A

T. ROWE PRICE SUB-ADVISORY AGREEMENT

between

DIRECTED SERVICES LLC

and

T. ROWE PRICE ASSOCIATES, INC.

FORM OF AMENDED AND RESTATED PORTFOLIO MANAGEMENT AGREEMENT

This AGREEMENT, effective as of October 24, 1997, is hereby amended and restated as of this 21st day of January, 2011, among ING Investors Trust (the “Trust”), a Massachusetts business trust, formerly, The GCG Trust, Directed Services LLC (the “Manager”), a Delaware limited liability company, formerly, Directed Services, Inc., and T. Rowe Price Associates, Inc. (the “Portfolio Manager”), a Maryland corporation.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997, amended April 29, 2005, amended and restated January 1, 2007, as amended (the “Management Agreement”), a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services to many of the Trust’s series; and

WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager.

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

1.       Appointment. The Trust and the Manager hereby appoint the Portfolio Manager to render investment advisory services to the Series designated on Schedule A of this Agreement (the “Series”) for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.       Portfolio Management Duties. Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Portfolio Manager will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, and provided to the Portfolio Manager by the Manager. The Portfolio Manager further agrees as follows:

(a)       The Portfolio Manager will (1) take all steps necessary to manage the Series so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, (2) take all steps necessary to manage the Series so as to ensure compliance by the Series with the diversification requirements of Section 817(h) of the Internal Revenue Code and regulations issued thereunder, and (3) use reasonable efforts to manage the Series so as to ensure compliance by the Series with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Internal Revenue Code and regulations issued thereunder. In managing the Series in accordance with these requirements, the Portfolio Manager shall be entitled to act and rely upon advice of counsel to the Trust, counsel to the Manager, or counsel to the Portfolio Manager, such counsel to be reasonably acceptable to the Manager.

(b)       The Portfolio Manager will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Portfolio Manager has been sent a copy, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Portfolio Manager has received a copy. The Manager or the Trust will notify the Portfolio Manager of pertinent provisions of applicable state insurance law with which the Portfolio Manager must comply under this Paragraph 2(b).

(c)       On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to reasonable review by the Manager and the Board of Trustees.

(d)       In connection with the purchase and sale of securities for the Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(e)       The Portfolio Manager will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent reasonably seeks assistance from or identifies for review by the Portfolio Manager.

(f)       The Portfolio Manager will make available to the Trust and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested.

(g)       The Portfolio Manager will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to the Series such periodic and special reports as shall be agreed upon by the Trustees, the Manager, and the Portfolio Manager, which agreement shall not be unreasonably withheld.

(h)       In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. However, the Portfolio Manager may not retain as subadviser any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust’s Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company that is retained as subadviser, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Portfolio Manager, any subadviser that the Portfolio Manager has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Portfolio Manager’s knowledge, in any material connection with the handling of Trust assets:

(i)       been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)       been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

(iii)       been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

(i)       With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Portfolio Manager in accordance with this Agreement and the investment objectives and strategies of the Series, as outlined in the Registration Statement for the Fund, the Manager hereby authorizes and directs the Portfolio Manager to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage, collateral or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations, provided that the Portfolio Manager may only trade swaps and derivatives under ISDA Master Agreements which are substantially similar to those reviewed and approved by the Manager. The Portfolio Manager also is hereby authorized to instruct the Fund custodian with respect to any collateral management activities in connection with any derivatives transactions. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Portfolio Manager for such investment purposes.

(j)       The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization, unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

3.       Broker-Dealer Selection. The Portfolio Manager is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Portfolio Manager’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Portfolio Manager or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards, the Portfolio Manager is further authorized to allocate the orders placed by it on behalf of the Series to the Portfolio Manager if it is registered as a broker-dealer with the SEC, to its affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board of Trustees of the Trust indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.       Disclosure about Portfolio Manager. The Portfolio Manager has reviewed or will review the posteffective amendment to the Registration Statement for the Trust filed or to be filed with the Securities and Exchange Commission that contains or will contain disclosure about the Portfolio Manager that has been provided by the Portfolio Manager, and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement, to the extent it contains information provided by or respecting the Portfolio Manager, contains or will contain, as of the date of filing with the Securities and Exchange Commission, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered.

5.       Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations including, but not limited to:

(a)       Expenses of all audits by the Trust’s independent public accountants;

(b)       Expenses of the Series’ transfer agent, registrar, dividend disbursing agent, and record keeping services;

(c)       Expenses of the Series’ custodial services including record keeping services provided by the custodian;

(d)       Expenses of obtaining quotations for calculating the value of the Series’ net assets;

(e)       Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for the Series;

(f)       Expenses of maintaining the Trust’s tax records;

(g)       Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

(h)       Taxes levied against the Trust;

(i)       Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Series;

(j)       Costs, including the interest expense, of borrowing money;

(k)       Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’'s existence, and the regulation of shares with federal and state securities or insurance authorities;

(1)       The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m)       Costs of printing stock certificates representing shares of the Trust;

(n)       Trustees’ fees and expenses to Trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(o)       The Trust’s fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(p)       Association membership dues;

(q)       Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 14 or Section 15 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(r)       Organizational and offering expenses.

6.       Compensation. For the services provided, the Manager will pay the Portfolio Manager a fee, payable monthly, as described on Schedule B.

7.       Seed Money. The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the capitalization of the Series.

8.       Compliance.

(a)       The Portfolio Manager agrees that it shall immediately notify the Manager and the Trust (1) in the event that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply or might not comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Manager and the Trust immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect (provided such Registration Statement or a prospectus for the Trust is provided to the Portfolio Manager).

(b)       The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 8 17(h) of the Internal Revenue Code or the Regulations thereunder.

9.       Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a- 1 under the 1940 Act.

10.       Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the Securities and Exchange Commission and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11.       Representations Respecting Portfolio Manager. The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager. The parties agree that in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Portfolio Manager for its approval, the Portfolio Manager will use its best efforts to comment within 30 days.

12.       Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserve the right to direct, approve, or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

13.       Services Not Exclusive.

(a)       It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Series) or from engaging in other activities.

(b)       The services of the Portfolio Manager to the Series and the Trust are not to be deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Portfolio Manager may not consult with any other portfolio manager of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor portfolio managers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.       Liability. The Portfolio Manager may rely upon information reasonably believed by it to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager’s duties, or by reason of reckless disregard of the Portfolio Manager’s obligations and duties under this Agreement.

15.       Liability Respecting Tax Compliance. Notwithstanding Section 14, the Portfolio Manager shall be liable for all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) incurred by the Trust or the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Manager, arising out of the Portfolio Manager’s responsibilities as Portfolio Manager of the Series which are based upon a failure to comply with Section 2, Paragraph (a)(l) or (2) of this Agreement.

16.       Duration and Termination.

(a)       With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2011. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. The Portfolio Manager shall not provide any services for a Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder: (a) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Trust. In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(f), 9, 10, 11, 14, 15, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 16.

(b)       Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Investors Trust

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, AZ 85258

Attention: Huey P. Falgout, Jr.

If to the Manager:

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania 19380

Attention: Chief Counsel

If to the Portfolio Manager:

T. Rowe Price Associate, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attention: Fran Pollack-Matz

17.       Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Series, and (ii) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

18.       Use of Name.

(a)       It is understood that the name “Directed Services LLC” or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series. Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

(b)       It is understood that the name “T. Rowe Price Associates, Inc.” or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such name (or derivative or logo) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series. Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall forthwith cease to use such name (or derivative or logo).

19.       Amended and Restated Agreement and Declaration of Trust. A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts. The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

20.       Miscellaneous.

(a)       This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)       The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)       To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(d)       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)       Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTORS TRUST

By:

Name:

Title:

DIRECTED SERVICES LLC

By:

Name:

Title:

T. ROWE PRICE ASSOCIATES, INC.

By:

Name:

Title:

SCHEDULE A

The Series of ING Investors Trust (formerly, The GCG Trust) as described in Section 1 of the attached Portfolio Management Agreement, to which T. Rowe Price Associates, Inc. shall act as Portfolio Manager are as follows:

ING T. Rowe Price Capital Appreciation Portfolio

ING T. Rowe Price Equity Income Portfolio

ING T. Rowe Price International Stock Portfolio

SCHEDULE B

COMPENSATION FOR SERVICES TO SERIES

For services provided by T. Rowe Price Associates, Inc. on behalf of the following Series of ING Investors Trust, pursuant to the Portfolio Management Agreement dated October 24, 1997, as amended and restated January 21, 2011, as amended, the Manager will pay the Portfolio Manager a fee, computed daily1 and payable no later than the tenth (10th) business day immediately following the end of each calendar month, based on the average daily net assets of the Series at the following annual rates:

SERIES[2]	RATE (as a percentage of average daily net assets)

ING T. Rowe Price Capital Appreciation Portfolio

Assets up to $500 million:

0.50% on the first $250 million

0.40% on assets over $250 million

When assets exceed $500 million:

0.40% on the first $1 billion

0.35% on assets over $1 billion

When assets exceed $2 billion:

0.40% on the first $500 million

0.35% on assets over $500 million

When assets exceed $3 billion:

[1]

The portfolio management fees for ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, and ING T. Rowe Price International Stock Portfolio will be calculated on a monthly basis based on the average daily net assets for the month. The transitional credit for ING T. Rowe Price Capital Appreciation Portfolio, ING T. Rowe Price Equity Income Portfolio, and ING T. Rowe Price International Stock Portfolio will be calculated on a monthly basis based on the net assets on each day that the day’s net assets fall within the transitional credit range on that day.

[2]

The fees payable under this Portfolio Management Agreement are subject to a group fee waiver. For purposes of this fee waiver, the assets of the Series will be aggregated with those of ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING T. Rowe Price Growth Equity Portfolio (the “IPI Portfolios”), each a series of ING Partners, Inc. that is managed by an affiliate of the Manager and sub-advised by the Portfolio Manager; for purposes of this waiver, the assets of the Series will also be aggregated with those of ING International Growth Fund, a series of ING Mutual Funds, that is managed by an affiliate of the Manager and sub-advised by the Portfolio Manager. Pursuant to the terms of a letter agreement between the Manager and the Portfolio Manager dated December 5, 2001, as amended, the fee waiver will be calculated based on the aggregate assets of the Series and the IPI Portfolios as indicated below and will be applied to any fees payable by a Series. Notwithstanding the reference to the fee waiver in this Amended Schedule B, the terms of the letter agreement shall govern the fee waiver.

•	Aggregate assets between $750 million and $1.5 billion = 5% discount
•	Aggregate assets between $1.5 billion and $3.0 billion = 7.5% discount
•	Aggregate assets greater than $3.0 billion = 10% discount

0.35% on all assets

ING T. Rowe Price Equity Income Portfolio

Assets up to $1 billion:

0.40% on the first $250 million

0.375% on the next $250 million

0.35% on the next $500 million, up to $1 billion

When assets exceed $1 billion, the fee schedule

resets as indicated below:

0.35% on the first $1 billion[3]

0.325% on assets above $1 billion

ING T. Rowe Price International Stock Portfolio[4]

Assets up to $250 million:

0.65% on the first $50 million

0.50% on the next $200 million

When assets exceed $250 million, the fee schedule

resets as indicated below:

0.45% on all assets[5]

When assets exceed $1 billion, the fee schedule

resets as indicated below:

0.425% on all assets[5]

Concurrently with payment of the portfolio management fee, the Manager or its agent will provide the Portfolio Manager with a worksheet or such information reasonably necessary to support the calculation of the fees due to it hereunder.

With respect to ING T. Rowe Price Capital Appreciation Portfolio:

For ING T. Rowe Price Capital Appreciation Portfolio (the “Capital Appreciation Portfolio”), the Portfolio Manager will provide the Manager a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $3 billion. The credit will apply at asset levels between $2.93 billion and $3 billion.

[3]

When assets are below $1 billion, the breakpoints will reset to the asset weighted value of 0.40% on the first $250 million, 0.375% on the next $250 million, 0.35% on the next $500 million, up to $1 billion.

[4]

For purposes of calculating the fees of ING T. Rowe Price International Stock Portfolio under this Agreement, the assets of the Portfolio shall be aggregated with the assets of the investment sleeve managed by T. Rowe Price Associates, Inc. with respect to ING International Growth Fund, a series of ING Mutual Funds, which is not a party to this Agreement.

[5]

When assets are below $250 million, the breakpoints will reset to the asset weighted value of 0.65% on the first $50 million and 0.50% on the next $200 million. When assets exceed $250 million, up to $1 billion, the breakpoints will reset to the asset weighted value of 0.45% on all assets.

To accommodate circumstances where the Capital Appreciation Portfolio’s assets fall beneath $3 billion and to prevent a decline in the Capital Appreciation Portfolio’s assets from causing an increase in the absolute dollar fee, the Portfolio Manager will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. This credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $3 billion, when the flat fee would be triggered, or (b) fall below a threshold of $2.93 billion, where the original fee schedule would be fully re-applied.

The credit is determined by prorating the difference between the tiered fee schedule and the flat fee schedule ($250,000) by the quotient of the difference between current portfolio size for billing purposes and the phase in asset amount ($2.93 billion) over $70 million (which is the difference between $3 billion and the phase in amount). The credit would approach $250,000 annually when the Capital Appreciation Portfolio’s assets were close to $3 billion and fall to zero at $2.93 billion.

The transitional credit is determined as follows:

Current Portfolio Size for Billing Purposes - $2.93 billion	X $250,000
$70,000,000

With respect to ING T. Rowe Price Equity Income Portfolio:

For ING T. Rowe Price Equity Income Portfolio (the “Equity Income Portfolio”), the Portfolio Manager will provide the Manager a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets reach $1 billion. The credit will apply at asset levels between approximately $946 million and $1 billion.

To accommodate circumstances where the Equity Income Portfolio’s assets fall beneath $1 billion and to prevent a decline in the Equity Income Portfolio’s assets from causing an increase in the absolute dollar fee, the Portfolio Manager will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. This credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $946 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by prorating the difference between the tiered fee schedule and the flat fee schedule over the difference between $1 billion and the current portfolio size for billing purposes. The credit would approach $187,500 annually when the Equity Income Portfolio’s assets were close to $1 billion and fall to zero at approximately $946 million.

The transitional credit is determined as follows:

Current Portfolio Size for Billing Purposes - $946,428,571	X $187,500
$53,571,428

With respect to ING T. Rowe Price International Stock Portfolio:

For ING T. Rowe Price International Stock Portfolio (the “International Stock Portfolio”), the Portfolio Manager will provide the Manager transitional credits to eliminate any discontinuity between the tiered fee schedule and the flat 0.45% fee schedule once assets reach $250 million, and to eliminate any discontinuity between the flat 0.45% fee schedule and flat 0.425% fee schedule once assets reach $1 billion. The credits will apply at asset levels between approximately $210 million and $250 million, and at asset levels between approximately $944 million and $1 billion.

To accommodate circumstances where the International Stock Portfolio’s assets fall beneath $250 million and to prevent a decline in the International Stock Portfolio’s assets from causing an increase in the absolute dollar fee, the

Portfolio Manager will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. This credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $250 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $210 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by prorating the difference between the tiered fee schedule and the flat 0.45% fee schedule over the difference between $250 million and the current portfolio size for billing purposes. The credit will approach $200,000 annually when the International Stock Portfolio’s assets are close to $250 million and fall to zero at approximately $210 million.

As the International Stock Portfolio’s assets approach $250 million, the transitional credit is determined as follows:

Current Portfolio Size for Billing Purposes - $210,000,000	X $200,000
$40,000,000

To accommodate circumstances where the International Stock Portfolio’s assets fall beneath $1 billion and to prevent a decline in the International Stock Portfolio’s assets from causing an increase in the absolute dollar fee, the Portfolio Manager will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. This credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $944 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by prorating the difference between the flat 0.45% fee schedule and the flat 0.425% fee schedule over the difference between $1 billion and the current portfolio size for billing purposes. The credit will approach $250,000 annually when the International Stock Portfolio’s assets are close to $1 billion and fall to zero at approximately $944 million.

As the International Stock Portfolio’s assets approach $1 billion, the transitional credit is determined as follows:

Current Portfolio Size for Billing Purposes - $944,444,444	X $250,000
$55,555,555

APPENDIX B

INVESTMENT SUB-SUB-ADVISORY AGREEMENT

between

T. ROWE PRICE ASSOCIATES, INC.

And

T. ROWE PRICE INTERNATIONAL LTD

INVESTMENT SUBADVISORY AGREEMENT

Between and Among

T. ROWE PRICE ASSOCIATES, INC.

And

T. ROWE PRICE INTERNATIONAL LTD

This INVESTMENT SUBADVISORY AGREEMENT (“Agreement”), is dated as of the close of business on December 31, 2010, between and among T. Rowe Price Associates, Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America and T. Rowe Price International Ltd (the “Subadviser”), a corporation organized and existing under the laws of the United Kingdom.

WHEREAS, the Adviser has entered into an investment subadvisory agreement with ING Investors Trust (the “Company”), on behalf of its series, ING T. Rowe Price International Stock Portfolio (the “Fund”) dated January 21, 2011.

WHEREAS, the Subadviser is engaged in the business of, among other things, rendering investment advisory services and is registered as an investment adviser in the United States under the Investment Advisers Act of 1940, as amended (“Advisers Act”), the United Kingdom with the Financial Services Association (“FSA”) and other non-U.S. regulatory agencies;

WHEREAS, the Adviser is authorized under its Subadvisory Agreement to obtain such information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations under such Advisory Agreement; and

WHEREAS, the Adviser desires to retain the Subadviser to act as Subadviser to furnish certain investment advisory services to the Adviser and the Fund and the Subadviser is willing to furnish such services.

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.    Appointment. Adviser hereby appoints the Subadviser as its investment Subadviser with respect to the Company for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.    Duties of the Subadviser.

A.     Investment Subadvisory Services. Subject to the supervision of the Company’s Board of Directors (“Board”) and the Adviser, the Subadviser shall act as the investment subadviser and shall supervise and direct the investments of the Funds specified by the Adviser from time to time in accordance with the Fund’s investment objectives, policies, and restrictions as provided in the Fund’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as the Fund or Adviser may impose by notice in writing to the Subadviser. The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund allocated to the Subadviser in a manner consistent with the Fund’s investment objective(s), policies, and restrictions. In furtherance of this duty, the Subadviser, on behalf of the Fund is authorized to:

(1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets;

(2) place orders and negotiate the commissions for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Subadviser may select;

(3) vote proxies, exercise conversion or subscription rights, and respond to tender offers and other consent solicitations with respect to the issuers of securities in which Fund assets may be invested provided such materials have been forwarded to the Subadviser in a timely fashion by the Fund’s custodian;

(4) maintain all or part of the Fund’s uninvested assets in short-term income producing instruments for such periods of time as shall be deemed reasonable and prudent by the Subadviser, including, but not limited to, investments in T. Rowe Price Reserve Investment Fund or T. Rowe Price Government Reserve Investment Fund which are internal money market funds available for use only by clients of the Adviser and certain of its affiliates for short-term investments;

(5) instruct the Fund’s custodian to deliver for cash received, securities or other cash and/or securities instruments sold, exchanged, redeemed or otherwise disposed of from the Fund, and to pay cash for securities or other cash and/or securities instruments delivered to the custodian and/or credited to the Fund upon acquisition of the same for the Fund;

(6) with resepect to the investments of the Strategic Income Fund, the Subadviser’s responsibilities will be limited only to the selection of certain non-U.S. fixed income securities from developed markets;

(7) generally, perform any other act necessary to enable the Subadviser to carry out its obligations under this Agreement or as agreed upon with the Adviser.

B.    Personnel, Office Space, and Facilities of Subadviser. The Subadviser at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Subadviser requires in the performance of its investment advisory and other obligations under this Agreement.

C.    Further Duties of Subadviser. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Company’s Articles of Incorporation, By-Laws, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and any other applicable U.S., state or foreign laws and regulations.

3.    Compensation. For the services provided and the expenses assumed by the Subadviser pursuant to this Agreement, the Adviser may pay Subadviser an investment management fee, if any, up to, but not more than 60% of the management fee paid to the Adviser under its Advisory Agreements with the Funds.

4.    Duties of the Adviser.

A.    The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement other than those delegated to the Subadviser and shall oversee and review the Subadviser’s performance of its duties under this Agreement.

B.    The Adviser has furnished the Subadviser with copies of each of the following documents and will furnish to the Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1) The Articles of Incorporation of the Company, as amended from time to time (“Articles”);

(2) The By-Laws of the Company as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3) Certified resolutions of the Board of the Company authorizing the appointment of the Adviser and the Subadviser and approving the form of the Advisory Agreement and this Agreement;

(4) The Company’s Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) relating to the Fund and its shares and all amendments thereto (“Registration Statement”);

(5) The Notification of Registration of the Company under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

(6) The Fund’s Prospectus (as defined above); and

(7) A certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange.

The Adviser shall furnish the Subadviser with any further documents, materials or information that the Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

5.    Brokerage.

A.    The Subadviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices; provided that, on behalf of the Fund, the Subadviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Subadviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Subadviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Subadviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

B.    On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

6.    Ownership of Records. The Subadviser shall maintain all books and records required to be maintained by the Subadviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees (i) that all records that it maintains for the Fund are the property of the Company, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Company and that are required to be maintained by Rule 31a-1 under the 1940 Act, and (iii) agrees to surrender promptly to the Company any records that it maintains for the Company upon request by the Company; provided, however, the Subadviser may retain copies of such records.

7.    Reports. The Subadviser shall furnish to the Board or the Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Subadviser and the Board or the Adviser, as appropriate, may mutually agree upon from time to time.

8.    Services to Others Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Subadviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Subadviser, who may also be a director, officer, or employee of the Company, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.    Subadviser’s Use of the Services of Others. The Subadviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Subadviser or the Company or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Subadviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Company or the Fund, as appropriate, or in the discharge of Subadviser’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

10.    Limitation of Liability of the Subadviser. Neither the Subadviser nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Company, the Fund (at the direction or request of the Subadviser) or the Subadviser in connection with the Subadviser’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Company or Fund or (ii) any error of fact or mistake of law contained in any report or data provided by the Subadviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Company or Fund or from reckless disregard by the Subadviser or any such person of the duties of the Subadviser pursuant to this Agreement.

11.    Representations of Subadviser. The Subadviser represents, warrants, and agrees as follows:

A.    The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other applicable law or regulation from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal, state or foreign law requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.    The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, a compliance program complying with the requirements of Rule 206(4)-7 under the Advisers Act, and if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics and its compliance policies and procedures, together with evidence of its adoption.

C.    The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser.

12.    Term of Agreement. This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved by a vote of a majority of those directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Unless sooner terminated as provided herein, this Agreement shall continue in effect through April 30, 2011. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Fund; (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Company who are not parties to this Agreement or interested persons of any such party; and (c) the Subadviser shall not have notified the Company, in writing, at least 60 days prior to such approval that it does not desire such continuation. The Subadviser shall furnish to the Company, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

13.    Termination of Agreement. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated by the Adviser: (i) on at least 60 days’ prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties set forth in Paragraph 11 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement. The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days’ prior notice to the Adviser and the Fund. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

14.    Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective except as permitted by law.

15.    Miscellaneous.

A.    Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.    Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C.    Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D.    Interpretation. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

E.    Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

T. ROWE PRICE ASSOCIATES, INC.
Attest:

/s/ Barbara A. Van Horn		/s/ Fran Pollack-Matz
By:
Barbara A. Van Horn		Fran Pollack-Matz
Secretary		Vice President

T. ROWE PRICE INTERNATIONAL LTD
Attest:

/s/ Barbara A. Van Horn		/s/ Darrell N. Braman
By:
Barbara A. Van Horn		Darrell N. Braman
Secretary		Vice President

APPENDIX C

INVESTMENT MANAGEMENT SUB-DELEGATION AGREEMENT

Between

T. ROWE PRICE ASSOCIATES, INC.

and

T. ROWE PRICE INTERNATIONAL LTD, TOKYO BRANCH

INVESTMENT MANAGEMENT SUB-DELEGATION AGREEMENT

Between

T. ROWE PRICE ASSOCIATES, INC.

and

T. ROWE PRICE INTERNATIONAL LTD, TOKYO BRANCH

This INVESTMENT MANAGEMENT SUB-DELEGATION AGREEMENT (the “Agreement”), is dated as of 3 January 2011, by and between T. Rowe Price Associates, Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Maryland, United States of America, with its principal office at 100 East Pratt Street, Baltimore MD 21202, United States and T. Rowe Price International Ltd, Tokyo Branch, the Tokyo branch of T. Rowe Price International Ltd (“TRPIL-Tokyo”), a registered investment management business provider and investment advisory/agency business provider under FI&E Law in Japan, with its office at Yamato Seimei Building 20th Floor, 1-7, Uchisaiwai-cho 1-chome, Chiyoda-ku, Tokyo 100-0011, Japan. T. Rowe Price International Ltd is a registered investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”).

WHEREAS, the Adviser has entered into the Portfolio Management Agreement with ING Investors Trust, Directed Services LLC (the “Company”), on behalf of its series, ING T. Rowe Price International Stock Portfolio (the “Fund”) dated October 24, 1997, as amended, and the Adviser has entered into a Sub-Advisory Agreement with ING Mutual Funds, a Delaware statutory trust (also referenced herein as the “Fund”) and ING Investments, LLC (the “Manager”), an Arizona limited liability company dated December 15, 2010; and

WHEREAS, each Fund (collectively, the “Funds”) is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”) and is listed on the attached Schedule A; and

WHEREAS, TRPIL-Tokyo is engaged in the business of, among other things, rendering discretionary investment management services and is registered in Japan with the Financial Supervisory Agency (“FSA”) and the Kanto Local Finance Bureau (“KLFB”); and

WHEREAS, the Adviser desires to retain TRPIL-Tokyo to furnish certain discretionary investment management and dealing facilitation services to the Adviser and the Funds, and TRPIL-Tokyo is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.        Appointment. Adviser hereby appoints TRPIL-Tokyo to furnish certain discretionary investment management and dealing facilitation services with respect to the Funds for the period and on the terms set forth in this Agreement. TRPIL-Tokyo accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.        Duties of TRPIL-Tokyo.

A.        Services. Subject to the supervision of the Funds’ Board of Directors (“Board”) and the Adviser, TRPIL-Tokyo shall furnish certain discretionary investment management and dealing facilitation services, as more fully described below, in relation to the investments of the Funds and in accordance with the Funds’ investment objectives, policies, and restrictions as provided in the Funds’ Prospectuses and Statements of Additional Information, as currently in effect and as amended or supplemented from time to time (“Prospectuses”), and such other limitations as the Funds may impose by notice in writing to Adviser or by Adviser to TRPIL-Tokyo. TRPIL-Tokyo shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder. In furtherance of this duty, TRPIL-Tokyo, on behalf of the Funds is authorized to:

(1) make discretionary investment decisions to buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets traded on markets in Asia including Japan where, in the reasonable opinion of TRPIL-Tokyo, market events render it prudent to trade outside the usual business hours of the Adviser, or otherwise as agreed between the Adviser and TRPIL-Tokyo. While, the Adviser agrees that TRPIL-Tokyo may delegate trading execution and related reporting/instruction functions to the T. Rowe Price Hong Kong trading desk (“HK Trading Desk”) in consideration that TRPIL-Tokyo does not have its own trading functions under the global business strategy of the T. Rowe Price group of companies;

(2) instruct the HK Trading Desk to place orders and negotiate the commissions for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the HK Trading Desk on behalf of TRPIL-Tokyo may select, both in respect of trades initiated pursuant to sub-clause (1) above and, upon request by the Adviser, in respect of investment decisions taken by the Adviser and notified to TRPIL-Tokyo; and

(3) generally, perform any other act necessary to enable TRPIL-Tokyo to carry out its obligations under this Agreement or as agreed upon with the Adviser.

TRPIL-Tokyo shall not exercise any voting and other rights and privileges attaching to the securities held by the Funds unless instructed by the Adviser consistent with the terms of the Adviser’s agreements with the Company and the Manager.

B.        Personnel, Office Space, and Facilities of TRPIL-Tokyo. TRPIL-Tokyo at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as TRPIL-Tokyo requires in the performance of its investment advisory and other obligations under this Agreement.

C.        Further Duties of TRPIL-Tokyo. In all matters relating to the performance of this Agreement, TRPIL-Tokyo shall act in conformity with the Funds’ Articles of Incorporation, By-Laws, and currently effective Registration Statement (as defined below), and with the written instructions and directions of the Funds’ Boards of Directors and the Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the FSA, the KLFB, the rules thereunder, and all other applicable United States, state of Maryland, Japanese and other laws and regulations. TRPIL-Tokyo shall at all times perform its duties with good care as a prudent manager and exercise its authority under this Agreement faithfully for the benefit of the Adviser and the Funds.

3.        Compensation. For the services provided and the expenses assumed by TRPIL-Tokyo pursuant to this Agreement, the Adviser shall pay TRPIL-Tokyo a fee as agreed between the Adviser and TRPIL-Tokyo from time to time.

4.        Duties of the Adviser.

A.  The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Adviser’s agreements with the Company and the Manager and shall oversee and review TRPIL-Tokyo’s performance of its duties under this Agreement.

B.  The Adviser will furnish TRPIL-Tokyo upon request with copies of each of the following documents:

(1)        The Articles of Incorporation of the Funds, as amended from time to time and as filed with the relevant state agency, as in effect on the date hereof and as amended from time to time (“Articles”);

(2)        The By-Laws of the Funds as in effect on the date hereof and as amended from time to time (“By-Laws”);

(3)        Certified resolutions of the Boards of the Funds authorizing the appointment of the Adviser and TRPIL-Tokyo and approving the form of Adviser’s agreements with Company and Manager and this Agreement;

(4)        The Funds’ Registration Statements under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) and all amendments thereto;

(5)        The Notifications of Registration of the Funds under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

(6)        The Funds’ Prospectuses (as defined above);

(7)        Certified copies of any financial statement or report prepared for the Funds by certified or independent public accountants, and copies of any financial statements or reports made by the Funds to its shareholders or to any governmental body or securities exchange.

The Adviser shall furnish TRPIL-Tokyo with any further documents, materials or information that TRPIL-Tokyo may reasonably request to enable it to perform its duties pursuant to this Agreement.

C.        During the term of this Agreement, the Adviser shall furnish to TRPIL-Tokyo at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Funds or the public, which refer to TRPIL-Tokyo or its clients in any way, at a reasonable time prior to the use thereof, and the Adviser shall not use any such materials if TRPIL-Tokyo reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof. The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to TRPIL-Tokyo or its clients in any way are consistent with those materials previously approved by TRPIL-Tokyo as referenced in the preceding sentence.

5.        Brokerage.

A.        TRPIL-Tokyo agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to have HK Trading Desk obtain quality execution at favorable security prices; provided that, on behalf of the Funds, TRPIL-Tokyo may, in its discretion, agree to have HK Trading Desk subject to monitoring obligations of TRPIL-Tokyo pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if TRPIL-Tokyo determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of TRPIL-Tokyo with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to TRPIL-Tokyo, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

B.        On occasions when TRPIL-Tokyo deems the purchase or sale of a security to be in the best interest of more than one client of TRPIL-Tokyo, TRPIL-Tokyo, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by TRPIL-Tokyo in the manner TRPIL-Tokyo considers to be the most equitable and consistent with its fiduciary obligations to its clients.

6.        Ownership of Records. TRPIL-Tokyo shall maintain all books and records pertaining to investment decisions made by TRPIL-Tokyo irrespective of the investment decisions made based on its own discretionary investment judgment or made based on the request by the Adviser and notified to TRPIL-Tokyo as stipulated in sub-clauses 2.A.(1) and 2.A.(2) in the foregoing (“TRPIL-Tokyo Responsible Portion”), which are required to be maintained by TRPIL-Tokyo pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Funds. In compliance with the requirements of Rule 31a-3 under the 1940 Act, TRPIL-Tokyo hereby agrees (i) that all records that it maintains for the Funds are the property of the Funds, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Funds and that are required to be maintained by Rule 31a-1 under the 1940 Act, and (iii) agrees to surrender promptly to the Funds any records that it maintains for the Funds upon their request; provided, however, TRPIL-Tokyo may retain copies of such records. TRPIL-Tokyo also shall maintain all books and records related with the TRPIL-Tokyo Responsible Portion required to be maintained by TRPIL-Tokyo pursuant to the Advisers Act and the rules and regulations promulgated thereunder (including but not limited to the prescribed periods).

7.        Reports. TRPIL-Tokyo shall furnish to the Board or the Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as TRPIL-Tokyo and the Board or the Adviser, as appropriate, may mutually agree upon from time to time.

8.        Services to Others Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of TRPIL-Tokyo, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of TRPIL-Tokyo, who may also be a director, officer, or employee of the Funds, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

9.        TRPIL-Tokyo’s Use of the Services of Others. TRPIL-Tokyo may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing TRPIL-Tokyo or the Funds, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as TRPIL-Tokyo may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Funds or in the discharge of TRPIL-Tokyo’s overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

TRPIL-Tokyo may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ third parties, whether or not affiliated, to perform administrative, dealing and ancillary services required to enable TRPIL-Tokyo to perform its services under this Agreement. It is understood that TRPIL-Tokyo shall not be liable for acts of broker dealers provided they are selected in accordance with TRPIL-Tokyo’s fiduciary duties.

10.        Limitation of Liability of TRPIL-Tokyo. Neither TRPIL-Tokyo nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Funds (at the direction or request of TRPIL-Tokyo) or TRPIL-Tokyo in connection with TRPIL-Tokyo's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Funds or (ii) any error of fact or mistake of law contained in any report or data provided by TRPIL-Tokyo, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Funds or from reckless disregard by TRPIL-Tokyo or any such person of the duties of TRPIL-Tokyo pursuant to this Agreement. TRPIL-Tokyo shall not offer any specific benefit or compensation for the loss to the Advisor or the Funds as long as TRPIL-Tokyo has faithfully conducted the duties given to TRPIL-Tokyo. The Advisor or the Funds shall not demand such benefit or compensation from TRPIL-Tokyo. However, nothing herein shall constitute a waiver of liability under applicable laws and regulations which may impose liability in certain instances for acts undertaken in good faith. In case any error occurs to the Funds in the process of investment management or related acts, TRPIL-Tokyo shall take a lead to settle the error to compensate the loss to the Funds and allocate to bear the corresponding amount among responsible parties.

11.        Representations of TRPIL-Tokyo. TRPIL-Tokyo represents, warrants, and agrees as follows:

A.        TRPIL-Tokyo: (i) is registered with the FSA and KLFB and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act, the FSA, the KLFB or applicable Japanese law from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal, state or Japanese requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify TRPIL-Tokyo from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.        TRPIL-Tokyo has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser with a copy of such code of ethics, together with evidence of its adoption.

C.        TRPIL-Tokyo has provided the Adviser with a copy of T. Rowe Price International Ltd’s Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to the Form ADV with the SEC, furnish a copy of such amendment to the Adviser.

12.        Term of Agreement. This Agreement shall become effective upon the date first above written, provided that with respect to the Funds this Agreement shall be approved by an executive committee of the Boards and ratified thereafter by a vote of a majority of each Board’s directors who are not parties to this Agreement or interested persons of any such party, cast in person at a Board meeting called for the purpose of ratifying such approval. Unless sooner terminated as provided herein, this Agreement shall continue in effect through December 31, 2011. Thereafter, this Agreement may continue in effect for such period as may be agreed in writing between the Adviser and TRPIL-Tokyo subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by the Funds’ Board by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Funds’ directors who are not parties to this Agreement or interested persons of any such party; and (b) TRPIL-Tokyo shall not have notified the Adviser, in writing, at least 60 days prior to such approval that it does not desire such continuation. TRPIL-Tokyo shall furnish to the Funds, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

13.        Termination of Agreement. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of a Board (acting on behalf of its respective Fund) or by a vote of a majority of the outstanding voting securities of each Fund on at least 60 days’ prior written notice to TRPIL-Tokyo. This Agreement may also be terminated by the Adviser: (i) on at least 120 days’ prior written notice to TRPIL-Tokyo, without the payment of any penalty; (ii) upon material breach by TRPIL-Tokyo of any of the representations and warranties set forth in Paragraph 11 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if TRPIL-Tokyo becomes unable to discharge its duties and obligations under this Agreement. TRPIL-Tokyo may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days’ prior notice to the Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the later to terminate of the Adviser’s agreements with the Company and the Manager.

Any termination shall be without prejudice to the rights and liabilities of either party in respect of transactions already initiated. All outstanding transactions at the time of termination will be settled and delivery made. TRPIL-Tokyo will account to the Adviser for such transactions. The Adviser will not be required to make any additional payment to TRPIL-Tokyo on termination save for any periodic fee contractually due. TRPIL-Tokyo may also charge and receive payment from the Adviser for any additional expenses which are necessarily incurred in terminating the Agreement plus any losses necessarily realized in settling or concluding outstanding obligations.

14.        Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective except as permitted by law including, if necessary, being approved by vote of a majority of each Fund’s directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

15.        Complaints.

All formal complaints should be made in writing to TRPIL-Tokyo at the address stated above. All complaints will be referred to the appropriate person.

16.        Consultation.

Both parties shall make their efforts to settle amicably any doubt or differences which may arise between them in relation to this Agreement, or in relation to matters not expressly provided for herein.

17.        Miscellaneous.

A.        Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof and the 1940 Act in relation to the Funds. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control with respect to the Funds.

B.        Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C.        Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D.        Interpretation. Nothing herein contained shall be deemed to require the Company or the Manager to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Boards of their responsibilities for and control of the conduct of the affairs of their respective Funds.

E.        Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Date: January 3, 2011

T. ROWE PRICE ASSOCIATES, INC.

/s/ Christopher P. Hayes

Christopher P. Hayes, Vice President

T. ROWE PRICE INTERNATIONAL LTD, TOKYO BRANCH

/s/ Campbell Gunn

Campbell Gunn

Representative in Japan and Vice President

T. Rowe Price International Ltd, Tokyo Branch

Yamato Seimei Building 20th Floor

1-7, Uchsaiwai-cho 1-chome

Chiyoda-ku, Tokyo 100-0011

Japan

Registration Number: Kanto Financial Bureau No. 1162

Approval Number: Prime Minister No. 52

Schedule A

The Series of ING Investors Trust to which T. Rowe Price Associates, Inc. shall act as Portfolio Manager and sub-delegate a portion to T. Rowe Price International Ltd, Tokyo Branch is as follows:

ING T. Rowe Price International Stock Portfolio

The Series of ING Mutual Funds to which T. Rowe Price Associates, Inc. shall act as Sub-Adviser and sub-delegate a portion to T. Rowe Price International Ltd, Tokyo Branch is as follows:

ING International Growth Fund

APPENDIX D

Principal Executive Officers of Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

Shaun P. Mathews – Executive Vice President

Richard Gelfand – Chief Financial Officer

Kimberly A. Anderson – Senior Vice President

Michael J. Roland – Senior Vice President

David Pendergrass – Vice President and Treasurer

Joseph M. O’Donnell – Senior Vice President and Chief Compliance Officer

Joy M. Benner – Secretary

Principal Executive Officers of ING Investors Trust who are Officers of Directed Services LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Kimberly A. Anderson – Senior Vice President

Joseph M. O’Donnell – Executive Vice President and Chief Compliance Officer

Principal Executive Officers of T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

Name and Title

James A.C. Kennedy – President

John R. Gilner – Chief Compliance Officer

Kenneth V. Moreland – Chief Financial Officer

Brian C. Rogers – Chief Investment Officer

Principal Executive Officers of T. Rowe Price International Ltd

and T. Rowe Price International Ltd Tokyo Branch

Name and Title

Edward C. Bernard – Chairman of the Board and Chief Executive Officer

Jeremy M. Fisher – Chief Compliance Officer

Christopher D. Alderson – President International Equity

Ian D. Kelson – President International Fixed Income

Robert Todd Ruppert – President International Institutional Services

D-1

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